UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 19, 2007
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntington Center
41 South High Street
Columbus, Ohio	43287

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
     On April 19, 2007, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the quarter ended March 31, 2007. Also on April 19, 2007, Huntington made a Quarterly Financial Review available on its web site, www.huntington-ir.com.
     Huntington’s senior management will host an earnings conference call April 19, 2007, at 1:00 p.m. EST. The call may be accessed via a live Internet webcast at www.huntington-ir.com or through a dial-in telephone number at 800-223-1238; conference ID 3152140. Slides will be available at www.huntington-ir.com just prior to 1:00 p.m. EST on April 19, 2007, for review during the call. A replay of the web cast will be archived in the Investor Relations section of Huntington’s web site at www.huntington-ir.com. A telephone replay will be available two hours after the completion of the call through April 30, 2007, at 800-642-1687; conference call ID 3152140.
     The information contained or incorporated by reference in this Current Report on Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading “Risk Factors” included in Item 1A of Huntington’s Annual Report on Form 10-K for the year ended December 31, 2006, and other factors described from time to time in Huntington’s other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of the Report. Huntington assumes no obligation to update any forward-looking statement.
     The information contained in the news release and the Quarterly Financial Review, are attached as Exhibits 99.1 and 99.2, respectively, and are being furnished under Item 2.02 of this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are being furnished herewith:
Exhibit 99.1 – News release of Huntington Bancshares Incorporated, dated April 19, 2007.
Exhibit 99.2 – Quarterly Financial Review, March 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: April 19, 2007	By:	/s/ Donald R. Kimble
Donald R. Kimble
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, April 19, 2007.
Exhibit 99.2	Quarterly Financial Review, March 2007.